UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2005

DWANGO NORTH AMERICA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-50533	84-1407365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 Elliott Ave., Suite 601 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

(206) 832-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 18, 2005, the Board of Directors of Dwango North America Corp. (the “Company”) appointed Rex S. Jackson as a member of the Board of Director of the Company. Mr. Jackson is Senior Vice President, Acting Chief Financial Officer, General Counsel and Corporate Secretary of Synopsys, Inc., a provider of electronic design automation software and services to the semiconductor industry.

A copy of the press release dated November 21, 2005 announcing Mr. Jackson’s appointment to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 21, 2005, entitled “DWANGO WIRELESS APPOINTS REX S. JACKSON TO BOARD OF DIRECTORS”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DWANGO NORTH AMERICA CORP.

Date: November 21, 2005	By:	/s/ J. Paul Quinn

Name: J. Paul Quinn Title: Chief Financial Officer